ForeRetirement II Variable Annuity

Supplement Dated August 25, 2022

to the Prospectus Dated May 2, 2022

This Supplement updates certain information contained in the above-referenced Prospectus for the ForeRetirement Variable Annuity (“Contract”) issued by Forethought Life Insurance Company. Please read this Supplement carefully. Capitalized terms not defined in this Supplement have the same definitions as in the Prospectus.

Increase in Current Charges for Optional Withdrawal Benefits

As stated in the Prospectus, we may increase the current charge for the below-referenced Optional Withdrawal Benefits up to a maximum charge of 2.50%. Any such increases cannot exceed 0.50% during any single Contract Year.

Effective October 17, 2022 (“Effective Date”), the current charges for the Annual Lock Income Benefit and the Daily Lock Income Benefit (together, “Optional Withdrawal Benefits”) will increase as follows:

	Current Charge Prior to Effective Date	Current Charge as of Effective Date
Daily 6	1.25%	1.50%
Daily +4	1.25%	1.50%

If you do not have an Optional Withdrawal Benefit under your Contract, your Contract is unaffected by this change. If you have an Optional Withdrawal Benefit under your Contract, or if you are eligible to elect an Optional Withdrawal Benefit under your Contract, you should review the important information below.

Important Information Related to Increase in Current Charges for Optional Withdrawal Benefits

New Elections. The increase in current charges as described above will apply to any Optional Withdrawal Benefit elected on or after the Effective Date. The Contract Owner cannot decline the increase.

Existing Elections. If you have already elected an Optional Withdrawal Benefit, or if you elect an Optional Withdrawal Benefit prior to the Effective Date, then on your next Contract Anniversary, we will automatically increase the current charge under your rider as described above, unless you decline the increase.

No action is required on your part to accept the charge increase; the change will go into effect automatically. To decline the charge increase, we must receive, In Good Order, a completed “Change in Rider Charge Opt-Out Form,” which will be separately provided to you, prior to your next Contract Anniversary. An election to decline the increase is irrevocable.

Accepting the charge increase will increase the cost of your rider. Declining the charge increase will reduce the value of your rider’s benefit. Contract Owners who own an Optional Withdrawal Benefit should carefully consider the following information when deciding whether to accept or decline the charge increase:

•	Impact on Lifetime Withdrawal Percentage and Lifetime Annual Payment. If you decline the charge increase, your Lifetime Withdrawal Percentage will decrease by 1% on your next Contract Anniversary. For example, if your current Lifetime Withdrawal Percentage is 5%, declining the charge increase will reduce your Lifetime Withdrawal Percentage to 4%. The reduction to your Lifetime Withdrawal Percentage will result in a reduction in your Lifetime Annual Payment, meaning your rider’s benefit will be less valuable. If you accept the charge increase, there will be no change in your Lifetime Withdrawal Percentage (or your Lifetime Annual Payment), but you will have to pay a higher charge to maintain your rider.

•	Potential Future Increases. If you decline the charge increase, the current charge for your rider will be locked. Any future increases will not apply to you. If you accept the charge increase, we may increase the charge for your rider in the future, subject to the maximum rider charge and other limitations described in the Prospectus. If you accept this charge increase, you will have the ability to decline future rider charge increases.

•	Systematic Withdrawal Program. If you decline the charge increase, you should ensure that any systematic withdrawal instructions that you have on file with us will not cause you to take Excess Withdrawals under your rider, especially after your Lifetime Annual Payment is reduced as described above. We will not change the dollar amount of your systematic withdrawals unless you instruct us to do so. Excess Withdrawals will reduce the value of your rider’s benefit, potentially by more than the amount withdrawn, and may cause your rider to terminate.

Please note, as described in the Prospectus, if you are enrolled in the Systematic Withdrawal Program to satisfy Required Minimum Distribution (“RMD”) requirements for your Contract, any Partial Withdrawal taken to satisfy the RMD requirements for either one of the calendar years in which the Contract Year occurs related to this Contract imposed by federal law will not be considered an Excess Withdrawal.

For additional information about the Optional Withdrawal Benefits, including explanations of the Lifetime Withdrawal Percentage, Lifetime Annual Payment, and Excess Withdrawals, see “Section 11. Optional Withdrawal Benefits” in the Prospectus.

Prospectus Revisions

Effective October 17, 2022, the Prospectus is revised as follows:

1.	In Section 2, “Important Information You Should Consider About the Contract,” in the row “Ongoing Fees and Expenses (annual charges),” the annual fee table and associated footnotes are hereby deleted and replaced as follows:

Annual Fee	Minimum	Maximum
Base Contract[1] (Varies by Contract class)	1.16%	1.66%
Investment Options[2] (Fund fees and expenses)	0.39%	1.83%
Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.15%[3]	1.50%[4]

1 As a percentage of average daily Contract Value excluding Fixed Account

Investments, plus an amount attributable to the Premium Based Charge

(Premium Based Charge is a percentage of Remaining Gross Premiums).

2 As a percentage of Fund net assets, plus any applicable Fund Facilitation Fee.

3 As a percentage of Premium Payments adjusted for Partial Withdrawals.

4 As a percentage of the Withdrawal Base.

2.	In Section 4, “Fee Summary,” footnote (8) is hereby deleted and replaced as follows:

(8) The current rider charge is 1.50%. For a rider issued prior to October 17, 2022, the current rider charge is 1.25% if the Contract Owner previously declined an increase to their rider charge.

3.	In Section 9, “Benefits Under the Contract,” under “Optional Benefits,” in the row for “Daily 6 (Daily Step Up Withdrawal Benefit),” the current charge of 1.25% is deleted and replaced with 1.50%. Additionally, in the row for “Daily +4 (Daily Step Up Withdrawal Benefit),” the current charge of 1.25% is deleted and replaced with 1.50%.

4.	In Section 11, “Optional Withdrawal Benefits,” under “a. Daily Step Up Withdrawal Benefit (Daily 6 and Daily +4),” the Withdrawal Percentages table under “Is the rider designed to pay you withdrawal benefits for your lifetime? (Daily 6 and Daily +4)” is hereby deleted and replaced as follows:

	Withdrawal Percentage If Contract Owner Has Not Previously Declined Increase In Rider Charge		Withdrawal Percentage If Contract Owner Has Previously Declined Increase In Rider Charge
Age	Joint/Spousal Option	Single Option	Joint/Spousal Option	Single Option
59½ - 64	3.5%	4.0%	2.5%	3.0%
65 - 84	4.5%	5.0%	3.5%	4.0%
85+	5.5%	6.0%	4.5%	5.0%

This Supplement should be retained for future reference.

FRII-082522-GLWBFC